SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 16th day of August, 1991.


                                          SCUDDER CASH INVESTMENT TRUST


                                          By: /s/ David S. Lee
                                              ----------------------------------
                                              David S. Lee, President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned in his capacity as a trustee or officer, or both, as the case may be of the Registrant, does hereby appoint David S. Lee, Thomas F. McDonough and Sheldon A. Jones and each of them, severally, or if more than one acts, a majority of them, his true and lawful attorney and agent to execute in his name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

       SIGNATURE                        TITLE                        DATE
       ---------                        -----                        ----


/s/ David S. Lee                 President (Principal          August 16, 1991
--------------------------       Executive Officer)
David S. Lee                     and Trustee


/s/ Henry P. Becton, Jr.
--------------------------
Henry P. Becton, Jr.             Trustee                       August 16, 1991


/s/ Dawn-Marie Driscoll
--------------------------
Dawn-Marie Driscoll              Trustee                       August 16, 1991


/s/ Cuyler W. Findlay
---------------------------      Vice President                August 16, 1991
Cuyler W. Findlay                and Trustee


/s/ Peter B. Freeman
---------------------------
Peter B. Freeman                 Trustee                       August l3, 1991

       SIGNATURE                        TITLE                        DATE
       ---------                        -----                        ----


/s/ Dudley H. Ladd
---------------------------      Vice President                August 13, 1991
Dudley H. Ladd                   and Trustee


/s/ George M. Lovejoy, Jr.
---------------------------
George M. Lovejoy, Jr.           Trustee                       August 16, 1991


/s/ Pamela A. McGrath
---------------------------
Pamela A. McGrath                Treasurer                     August 16, 1991
                                 (Principal Financial
                                 and Accounting Officer)


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